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                            PRUDENTIAL MUTUAL FUNDS
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                   Prudential National Municipals Fund, Inc.

                      Supplement Dated August 31, 2000 to
                         Prospectus Dated March 3, 2000

The sections in the Prospectus entitled 'Risk/Return Summary--Investment Objective and Principal Strategies,' 'Risk/Return Summary-- Principal Risks,' and 'How the Fund Invests--Investment Objective and Policies,' are amended to reflect the following:

   As of August 31, 2000, the Fund is authorized to invest up to 15% of the Fund's total assets in 'non-investment grade' or high yield obligations, commonly known as 'junk bonds,' without the requirement that they have the characteristics of medium rated securities. Non-investment grade securities are rated below Baa by Moody's and below BBB by S&P, or comparably rated by another major ratings service, and are considered speculative. These securities are subject to a higher risk that they will lose value in the market because interest rates rise or there is a lack of confidence in the borrower, than higher rated securities. These securities are also subject to a higher risk of default and tend to be less liquid than higher rated securities. Therefore, an investment in the Fund may not be appropriate for short-term investing. The Fund may invest in unrated obligations that the Fund determines are of comparable quality to the rated debt obligations that are permissible investments. If the rating of a debt obligation is downgraded after the Fund purchases it (or if the debt obligation is no longer rated), the Fund will not have to sell the obligation, but will take this into consideration in deciding whether the Fund should continue to hold the obligation.
MF104C2

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   During the year ended December 31, 1999, the monthly dollar weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments were as follows:

                                               Percentages of
Ratings                                      Total Investments
-----------------------------------------   --------------------
AAA/Aaa                                             59.84%
AA/Aa                                                7.04%
A/A                                                  9.71%
BBB/Baa                                             17.58%
BB/Ba                                                0.65%

Unrated
BBB/Baa                                              0.74%
BB/Ba                                                0.13%
Other                                                4.31%

                        DESCRIPTION OF SECURITY RATINGS
MOODY'S INVESTORS SERVICE

Bond Ratings

   Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

   A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

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   Baa: Bonds that are rated Baa are considered as medium grade obligations
i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B: Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Bonds rated within the Aa, A, Baa, Ba and B categories that Moody's believes possess the strongest credit attributes within those categories are designated by the symbols Aa1, Al, Baa1, Ba1 and B1.

   Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

   Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C: Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Short-Term Debt Ratings

   Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year, unless explicitly noted.

   P-1: Issuers rated 'Prime-1' or 'P-1' (or supporting institution) have a superior ability for repayment of senior short-term debt obligations.

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   P-2: Issuers rated 'Prime-2' or 'P-2' (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.

   P-3: Issuers rated 'Prime-3' or 'P-3' (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.

Short-Term Ratings

   Moody's ratings for tax-exempt notes and other short-term loans or designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk.

   MIG 1: Loans bearing the designation MIG I are of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

   MIG 2: Loans bearing the designation MIG 2 are of high quality. Margins of protection are ample although not so large as in the preceding group.

   MIG 3: Loans bearing the designation MIG 3 are of favorable quality. All security elements are accounted for but there is lacking the undeniable strength of the preceding grades.

   MIG 4: Loans bearing the designation MIG 4 are of adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

STANDARD & POOR'S RATINGS GROUP

Debt Ratings

   AAA: Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

   AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated obligations only in small degree.

   A: Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

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   BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

   BB, B, CCC, CC and C: Debt rated BB, B, CCC, CC and C is regarded as having predominately speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least decree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major exposures to adverse conditions.

   D: Debt rated D is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

Commercial Paper Ratings

   S&P's commercial paper ratings are current assessments of the likelihood of timely payment of debt considered short-term in the relevant market.

   A-1: The A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign () designation.

   A-2: Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

   A-3: Issues with the A-3 designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

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Municipal Notes

   A municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. Municipal notes are SP-1, SP-2 or SP-3. The designation SP-1 indicates a very strong capacity to pay principal an interest. Those issues determined to possess extremely strong characteristics are given a plus (+) designation. An SP-2 designation indicates a satisfactory capacity to pay principal and interest. An SP-3 designation indicates speculative capacity to pay principal and interest.